                             Note to Exhibit 10.6

          The Lease Supplement No. 1 is incorporated by reference from the Company's Form 10K filed with the Commission for the period ending December 31, 2000. The five additional Lease Supplements No. 1 are substantially identical in all material respects to the filed Lease Supplement No. 1 except as follows:


      Aircraft (Tail No.)                 Closing Date                   Owner Participant
-----------------------------------------------------------------------------------------------------

N362ML*                                 October 19, 2000           Silvermine River Finance One, Inc.
-----------------------------------------------------------------------------------------------------

N363ML                                  November 29,2000           Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

N364ML                                  January 30, 2001           Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

N365ML                                  March 19, 2001             Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

N366ML                                  April 19, 2001             Castle Harbour-I Limited
                                                                   Liability Company
-----------------------------------------------------------------------------------------------------

N367ML                                  June 11, 2001              Aircraft Services Corporation
-----------------------------------------------------------------------------------------------------

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* Filed document